EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel W. Rumsey, Interim Chief Financial Officer of P-Com, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of P-Com, Inc. on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of P-Com, Inc.


By: /s/ Daniel W. Rumsey
    -------------------------------------
Name:  Daniel W. Rumsey
Title: Interim Chief Financial Officer
       (Principal Financial Officer)

Date: November 12, 2004